POWER OF ATTORNEY


         The undersigned hereby appoints John L. Steinkamp and Priscilla S. Brown and each of them severally, acting alone and without the other, his true and lawful attorney-in-fact with authority to execute in his name and to file with the Securities and Exchange Commission, together with any exhibits thereto and other documents therewith, any and all amendments (including without limitation post-effective amendments) to the Lincoln Advisor Funds, Inc.'s Registration Statement necessary or advisable to enable the Registration Statement to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, which amendments may make such other changes in the Registration Statement as the aforesaid attorney-in-fact executing the same deems appropriate.



Signature                    Title                                  Date
---------                    -----                                  ----

/s/ David G. Humes           Assistant Vice President and           2/14/96
David G. Humes               Chief Accounting Officer

                                POWER OF ATTORNEY


         The undersigned hereby appoints John L. Steinkamp and Priscilla S. Brown and each of them severally, acting alone and without the other, his true and lawful attorney-in-fact with authority to execute in his name and to file with the Securities and Exchange Commission, together with any exhibits thereto and other documents therewith, any and all amendments (including without limitation post-effective amendments) to the Lincoln Advisor Funds, Inc.'s Registration Statement necessary or advisable to enable the Registration Statement to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, which amendments may make such other changes in the Registration Statement as the aforesaid attorney-in-fact executing the same deems appropriate.



Signature                      Title                                   Date
---------                      -----                                   ----

/s/ Steven R. Brody            Vice President, Treasurer and           2/14/96
Steven R. Brody                Chief Financial Officer